SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 8, 2004

REEDS JEWELERS, INC.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	0-15247 (Commission File Number)	56-1441702 (I.R.S. Employer Identification No.)

2525 South Seventeenth Street, Wilmington, North Carolina (Address of principal executive offices)	28401 (Zip code)

Registrant’s telephone number, including area code:
(910) 350-3100

Not Applicable
(Former name or address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits

99.1 Press Release of Reeds Jewelers, Inc. issued April 8, 2004.

Item 12. Results of Operations and Financial Condition

     On April 8, 2004, Reeds Jewelers, Inc. issued a press release reporting its financial results for the year ended February 29, 2004. A copy of the release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

     The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REEDS JEWELERS, INC.

April 14, 2004	/s/ James R. Rouse

James R. Rouse
Treasurer and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release Dated April 8, 2004

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